UBS Investment Bank

Fixed Bid Stratification

CMT,SVC')); (FNMA eq 'N') and (ORIGTERM gt 240) and (MASTRELIG eq 'Y'); ALTDEAL ss'JUMB030; CURRPO

Pool Summary	COUNT	UPB	%
Non-Conforming	308	$161,877,604.00	100.00%
Total:	308	$161,877,604.00	100.00%
Data as of Date: 2003-10-01
AVG UPB: $525,576.64
GROSS WAC: 5.5201%
NET WAC: 5.230%
%SF/PUD: 91.14%
%FULL/ALT: 12.64%
%CASHOUT: 21.77%
%BUYDOWN: 0.00%
%LTV > 80 NO MI: 0.00%
WA LTV: 63.52%
%FICO > 679: 90.16%
%NO FICO: 0.00%
WA FICO: 744
%FIRST LIEN: 100.00%
%PREPAY PENALTY: 0.37%
CAL1FORNIA %: 41.98%
Latest Maturity Date: 20331001
Loans with Prepay Penalties: 0.37%

Product Type	COUNT	UPB	%
30YRFXD	308	$161,877,604.00	100.00%
Total:	308	$161,877,604.00	100.00%

Original Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	7	$2,388,800.00	1.48%
$350,000.01 - $400,000.00	63	23,753,150.00	14.67
$400,000.01 - $450,000.00	61	26,259,250.00	16.22
$450,000.01 - $500,000.00	38	18,164,105.00	11.22
$500,000.01 - $550,000.00	38	20,110,700.00	12.42
$550,000.01 - $600,000.00	36	20,838,750.00	12.87
$600,000.01 - $650,000.00	19	11,983,350.00	7.40
$650,000.01 - $700,000.00	12	8,140,750.00	5.03
$700,000.01 - $750,000.00	10	7,358,999.00	4.55
$750,000.01 - $800,000.00	4	3,127,500.00	1.93
$850,000.01 - $900,000.00	3	2,655,250.00	1.64
$900,000.01 - $950,000.00	4	3,725,000.00	2.30
$950,000.01 - $1,000,000.00	11	10,883,000.00	6.72
$1,000,000.01 >=	2	2,489,000.00	1.54
Total:	308	$161,877,604.00	100.00%
Minimum: $332,000.00
Maximum: $1,389,000.00
Average: $525,576.64

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

CMT,SVC')); (FNMA eq 'N') and (ORIGTERM gt 240) and (MASTRELIG eq 'Y'); ALTDEAL ss'JUMB030; CURRPO

Unpaid Balance	COUNT	UPB	%
$300,000.01 - $350,000.00	7	$2,388,800.00	1.48%
$350,000.01-$400,000.00	63	23,753,150.00	14.67
$400,000.01 - $450,000.00	61	26,259,250.00	16.22
$450,000.01 - $500,000.00	38	18,164,105.00	11.22
$500,000.01-$550,000.00	38	20,110,700.00	12.42
$550,000.01 - $600,000.00	36	20,838,750.00	12.87
$600,000.01 - $650,000.00	19	11,983,350.00	7.40
$650,000.01-$700,000.00	12	8,140,750.00	5.03
$700,000.01 - $750,000.00	10	7,358,999.00	4.55
$750,000.01-$800,000.00	4	3,127,500.00	1.93
$850,000.01 - $900,000.00	3	2,655,250.00	1.64
$900,000.01 - $950,000.00	4	3,725,000.00	2.30
$950,000.01-$1,000,000.00	11	10,883,000.00	6.72
$1,000,000.01 >=	2	2,489,000.00	1.54
Total:	308	$161,877,604.00	100.00%
Minimum: $332,000.00
Maximum: $1,389,000.00
Average: $525,576.64

Gross Rate	COUNT	UPB	%
4.751%-5.000%	4	$1,746,000.00	1.08%
5.001% - 5.250%	33	16,067,455.00	9.93
5.251% - 5.500%	166	87,811,099.00	54.25
5.501% - 5.750%	81	44,056,500.00	27.22
5.751% - 6.000%	19	9,843,550.00	6.08
6.001% - 6.250%	2	885,000.00	0.55
6.251% - 6.500%	2	868,000.00	0.54
6.501% - 6.750%	1	600,000.00	0.37
Total:	308	$161,877,604.00	100.00%
Minimum: 4.875%
Maximum: 6.750%
Weighted Average: 5.520%

Net Rate	COUNT	UPB	%
4.501%-4.750%	4	$1,746,000.00	1.08%
4.751% - 5.000%	33	16,067,455.00	9.93
5.001% - 5.250%	166	87,811,099.00	54.25
5.251% - 5.500%	81	44,056,500.00	27.22
5.501% - 5.750%	19	9,843,550.00	6.08
5.751% - 6.000%	2	885,000.00	0.55
6.001% - 6.250%	2	868,000.00	0.54
6.251% - 6.500%	1	600,000.00	0.37
Total:	308	$161,877,604.00	100.00%
Minimum: 4.585%
Maximum: 6.460%
Weighted Average: 5.230%

Original Term to Maturity	COUNT	UPB	%
360-360	308	$161,877,604.00	100.00%
Total:	308	$161,877,604.00	100.00%
Minimum: 360
Maximum: 360
Weighted Average: 360

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

CMT,SVC')); (FNMA eq 'N') and (ORIGTERM gt 240) and (MASTRELIG eq 'Y'); ALTDEAL ss'JUMB030; CURRPO

Remaining Term to Stated Maturity	COUNT	UPB	%
301-359	297	$156,130,604.00	96.45%
360-360	11	5,747,000.00	3.55
Total:	308	$161,877,604.00	100.00%
Minimum: 358
Maximum: 360
Weighted Average: 359

Seasoning	COUNT	UPB	%
<=0	11	$5,747,000.00	3.55%
1 - 1	296	155,455,604.00	96.03
2-2	1	675,000.00	0.42
Total:	308	$161,877,604.00	100.00%
Minimum: 0
Maximum: 2
Weighted Average: 1

FICO Scores	COUNT	UPB	%
620-629	1	$351,000.00	0.22%
630-639	2	900,000.00	0.56
640-649	3	1,523,350.00	0.94
650-659	4	2,376,200.00	1.47
660-669	12	6,016,800.00	3.72
670-679	10	4,766,500.00	2.94
680-689	11	6,138,750.00	3.79
690-699	12	6,194,700.00	3.83
700-709	9	4,576,750.00	2.83
710-719	13	7,342,450.00	4.54
720-729	18	9,752,150.00	6.02
730-739	17	8,634,850.00	5.33
740-749	22	11,899,500.00	7.35
750-759	35	19,610,500.00	12.11
760-769	37	19,439,155.00	12.01
770-779	42	20,414,500.00	12.61
780-789	42	21,973,149.00	13.57
790-799	15	8,375,300.00	5.17
800-809	2	792,000.00	0.49
810-819	1	800,000.00	0.49
Total:	308	$161,877,604.00	100.00%
Minimum: 621
Maximum: 817
Weighted Average: 744

Loan To Value Ratio	COUNT	UPB	%
15.001% - 20.000%	4	$2,323,200.00	1.44%
20.001% - 25.000%	2	1,358,000.00	0.84
25.001% - 30.000%	5	2,484,000.00	1.53
30.001% - 35.000%	2	1,715,000.00	1.06
35.001%-40.000%	7	4,146,000.00	2.56
40.001%-45.000%	17	9,142,650.00	5.65
45.001% - 50.000%	22	12,281,550.00	7.59
50.001% - 55.000%	20	11,644,000.00	7.19
55.001%-60.000%	25	12,614,155.00	7.79
60.001% - 65.000%	24	12,726,800.00	7.86
65.001% - 70.000%	48	26,900,450.00	16.62
70.001%-75.000%	37	20,190,199.00	12.47
75.001%-80.000%	89	41,878,100.00	25.87
80.001% - 85.000%	1	432,000.00	0.27
85.001% - 90.000%	5	2,041,500.00	1.26
Total:	308	$161,877,604.00	100.00%
Minimum: 16.89%
Maximum: 90.00%
Weighted Average: 63.52%

Combined Loan To Value Ratio	COUNT	UPB	%
15.001%-20.000%	3	$1,563,200.00	0.97%
20.001%-25.000%	3	2,118,000.00	1.31
25.001% - 30.000%	4	2,424,000.00	1.50
30.001% - 35.000%	3	1,755,000.00	1.08
35.001% - 40.000%	6	3,686,000.00	2.28
40.001% - 45.000%	13	7,236,950.00	4.47
45.001% - 50.000%	18	10,534,350.00	6.51
50.001% - 55.000%	18	10,720,600.00	6.62
55.001% - 60.000%	18	9,048,455.00	5.59
60.001%-65.000%	29	15,394,100.00	9.51
65.001% - 70.000%	41	22,947,000.00	14.18
70.001% - 75.000%	40	20,991,049.00	12.97
75.001% - 80.000%	75	35,072,450.00	21.67
80.001% - 85.000%	13	6,336,850.00	3.91
85.001% - 90.000%	23	11,674,600.00	7.21
90.001% - 95.000%	1	375,000.00	0.23
Total:	308	$161,877,604.00	100.00%
Minimum: 17.00%
Maximum: 94.00%
Weighted Average: 66.09%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

UBS Investment Bank

Fixed Bid Stratification

CMT,SVC')); (FNMA eq 'N') and (ORIGTERM gt 240) and (MASTRELIG eq 'Y'); ALTDEAL ss'JUMB030; CURRPO

DTI	COUNT	UPB	%
<= 0.000%	1	$484,955.00	0.30%
1.001%-6.000%	6	4,110,000.00	2.54
6.001% - 11.000%	4	1,880,000.00	1.16
11.001% - 16.000%	10	6,109,200.00	3.77
16.001%-21.000%	28	14,278,800.00	8.82
21.001%-26.000%	39	20,338,350.00	12.56
26.001% - 31.000%	51	26,354,849.00	16.28
31.001% - 36.000%	51	27,816,300.00	17.18
36.001%-41.000%	44	21,934,150.00	13.55
41.001% - 46.000%	34	18,753,650.00	11.59
46.001% - 51.000%	35	16,607,950.00	10.26
51.001% - 56.000%	2	1,300,000.00	0.80
56.001% - 61.000%	1	439,900.00	0.27
61.001% - 66.000%	1	562,000.00	0.35
66.001% - 71.000%	1	907,500.00	0.56
Total:	308	$161,877,604.00	100.00%
Minimum: 0.000%
Maximum: 66.930%
Weighted Average: 32.154%

Geographic Concentration	COUNT	UPB	%
California	128	$67,953,000.00	41.98%
New York	55	30,836,399.00	19.05
Illinois	46	23,502,000.00	14.52
Connecticut	18	8,958,000.00	5.53
Virginia	12	5,524,200.00	3.41
New Jersey	7	4,058,455.00	2.51
Washington	7	3,057,750.00	1.89
North Carolina	4	2,751,750.00	1.70
Maryland	4	1,944,200.00	1.20
Nevada	3	1,634,000.00	1.01
District Of Columbia	3	1,410,250.00	0.87
Florida	3	1,305,000.00	0.81
Minnesota	2	1,156,000.00	0.71
South Carolina	2	1,050,000.00	0.65
Arizona	1	940,000.00	0.58
Michigan	2	897,000.00	0.55
Oregon	2	827,000.00	0.51
Massachusetts	2	820,000.00	0.51
Georgia	1	562,000.00	0.35
Ohio	1	553,600.00	0.34
Colorado	1	540,000.00	0.33
Kansas	1	455,000.00	0.28
Montana	1	400,000.00	0.25
West Virginia	1	387,000.00	0.24
Pennsylvania	1	355,000.00	0.22
Total:	308	$161,877,604.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	180	$93,924,604.00	58.02%
North CA	81	42,724,800.00	26.39
South CA	47	25,228,200.00	15.58
Total:	308	$161,877,604.00	100.00%

Zip Code Concentration	COUNT	UPB	%
95070 60035 10021 94904 90274 Other	4 4 4 3 4 289	$2,906,000.00 2,817,600.00 2,756,500.00 2,510,000.00 2,478,500.00 148,409,004.00	1.80% 1.74 1.70 1.55 1.53 91.68
Total:	308	$161,877,604.00	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi Cash Out Refi Purchase	203 71 34	$108,846,905.00 35,241,650.00 17,789,049.00	67.24% 21.77 10.99
Total:	308	$161,877,604.00	100.00%

Document Type	COUNT	UPB	%
Limited Income & Asset Full Alternate Stated Doc	268 32 7 1	$140,416,104.00 17,041,400.00 3,420,100.00 1,000,000.00	86.74% 10.53 2.11 0.62
Total:	308	$161,877,604.00	100.00%

Property Type	COUNT	UPB	%
Single Family Pod Coop Condomimium Two Family	257 25 14 9 3	$135,482,704.00 12,050,450.00 8,498,950.00 4,254,500.00 1,591,000.00	83.69% 7.44 5.25 2.63 0.98
Total:	308	$161,877,604.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied Second Home	299 9	$156,447,904.00 5,429,700.00	96.65% 3.35
Total:	308	$161,877,604.00	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	307	$161,277,604.00	99.63%
12.000	1	600,000.00	0.37
Total:	308	$161,877,604.00	100.00%
wa Term: 0.044

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	308	$161,877,604.00	100.00%
Total:	308	$161,877,604.00	100.00%

Silent 2nd	COUNT	UPB	%
N Y	231 77	$122,190,904.00 39,686,700.00	75.48% 24.52
Total:	308	$161,877,604.00	100.00%

Lien Position	COUNT	UPB	%
1	308	$161,877,604.00	100.00%
Total:	308	$161,877,604.00	100.00%

Mortgage Ins.	COUNT	UPB	%
Assumed PMI Coverage	2	$807,000.00	0.50%
MGIC	2	845,000.00	0.52
Republic Mortgage Insurance	2	821,500.00	0.51
LTV <=80	302	159,404,104.00	98.47
Total:	308	$161,877,604.00	100.00%
%LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.